UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

October 4, 2006
Date of Report (Date of earliest event reported)

METALDYNE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12068	38-2513957
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

47659 Halyard Drive, Plymouth, Michigan 48170
(Address of principal executive offices)

(734) 207-6200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In early August 2006, Metaldyne Corporation (the “Company”) provided investors with its preliminary outlook for sales from continuing operations, operating profit from continuing operations and Adjusted EBITDA from continuing operations for the third quarter of 2006, which are included in a presentation filed as an exhibit to a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 4, 2006. Since that date, there have been production cutbacks and inventory reductions at Ford Motor Company, DaimlerChrysler Corporation and General Motors Corporation. The Company expects that the actual financial results for the third quarter of 2006 will be lower than indicated in the preliminary outlook provided in early August. Investors in the Company’s securities should not rely upon the previous preliminary third quarter outlook in the August presentation. The Company intends to release its third quarter 2006 financial results in the ordinary course.

The Company previously announced that it had signed an Agreement and Plan of Merger, dated as of August 31, 2006 (the “Merger Agreement”), under which a wholly owned subsidiary of Asahi Tec Corporation, a Japanese corporation (“Asahi Tec”), would acquire all of the outstanding capital stock of the Company in a merger. As set forth in the Merger Agreement, which has been previously filed by the Company with the SEC as an exhibit to a Form 8-K, the merger is subject to the satisfaction or waiver of numerous conditions, including U.S. and Japanese regulatory approvals, the absence of any material adverse change in the Company, the closing of private placements of Asahi Tec securities to certain current stockholders of the Company, the receipt of financing for the merger and related transactions, including to refinance Metaldyne's senior bank debt and accounts receivables facilities, the receipt of certain consents and waivers from the Company’s bondholders and the completion of a tender offer for a minimum of $225 million aggregate principal amount of the Company’s 11% senior subordinated notes due 2012 and 10% senior subordinated notes due 2014. In addition, Asahi Tec may elect not to close if the Company’s corporate credit ratings from Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group are lowered below specified levels and the interest cost for the Company’s senior term debt exceeds certain levels. The debt financing commitments obtained by Asahi Tec and private placement agreements with current Metaldyne stockholders are subject to their own closing conditions. The Company’s financial performance in the third quarter and, if relevant, the fourth quarter of 2006 may directly or indirectly affect whether the conditions are satisfied without waiver.

There can be no assurance that the conditions to the merger or the related financings will be satisfied or waived. The Company and Asahi Tec are engaged in discussions with each other and their respective advisors concerning whether, in light of financial market and industry conditions, the above-referenced tender offer for the Company’s senior subordinated notes should be pursued on the previously contemplated basis or at all in connection with the merger. If the Company and Asahi Tec alter their original plans with respect to tender offers for debt securities of the Company, it may alter the required amount and sources of financing for the merger and related transactions, including the amount of new senior term debt, and affect the provisions of the Merger Agreement and other related transaction agreements.

The Company expects to file a preliminary information statement/proxy statement with the SEC for the transaction soon and intends to modify the information statement/proxy statement as necessary to reflect the foregoing and any other matters.

This report contains “forward-looking” statements, as that term is defined by the federal securities law, about our financial condition, results of operations and business and the merger. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with Metaldyne’s outlook concerning future results. When used in this report, the words “will,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “plan,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date hereof. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report include general economic conditions in the markets in which we operate and industry-based factors such as: declines in North American automobile and light truck builds, industry cyclicality, reductions in outsourcing by our automotive customers, increases in our raw material and energy costs, labor costs and strikes at our major direct and indirect customers and at our facilities, dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from our customers, technological developments that could competitively disadvantage us, and risks associated with conducting business in foreign countries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report such as risks related to the merger, including the failure to complete the merger, whether due to a failure to complete the related financings, the note tender offer, the consent solicitations or otherwise; receipt of regulatory and other third party consents and approvals for the merger without unexpected delays or conditions; timely consummation of and implementation and execution of the merger plans; our substantial leverage, limitations imposed by our debt instruments, the adequacy of our liquidity to meet our capital expenditures and other cash requirements, our ability to identify attractive and other strategic opportunities; dependence on key personnel and relationships; our ability to retain customers; labor stoppages affecting our direct and indirect customers; whether customer outsourcing trends will be favorable; risks related to international sales; risks of product liability and warranty claims; risks related to environmental matters; risks related to control by our principal stockholder; and our ability to realize upon cost-saving opportunitiesand to integrate acquisitions and achieve the intended benefits. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

We disclose important factors that could cause our actual results to differ materially from our expectations under Item 1A ‘‘Risk Factors’’ in our annual report on Form 10-K for the fiscal year ended January 1, 2006 and under Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations in our quarterly report on Form 10-Q for the quarter ended July 2, 2006. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. When we indicate that an event, condition or circumstance could or would have an adverse effect on us, we mean to include effects upon our business, financial and other conditions, results of operations and ability to make payments on our outstanding debt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2006

METALDYNE CORPORATION

By: /s/ Logan G. Robinson
Name: Logan G. Robinson
Title: Executive Vice President,
General Counsel, Secretary &
Government Relations